UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21609

Western Asset Variable Rate Strategic Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)-777-0102

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2009

ITEM 1.                  REPORT TO STOCKHOLDERS.

The SEMI-ANNUAL Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / MARCH 31, 2009

Western Asset Variable Rate Strategic Fund Inc.

(GFY)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maintain a high level of current income.

What’s inside

Letter from chairman	I

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	19

Statement of operations	20

Statements of changes in net assets	21

Financial highlights	22

Notes to financial statements	23

Board approval of management and subadvisory agreements	36

Additional shareholder information	44

Dividend reinvestment plan	45

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy weakened significantly during the six-month reporting period ended March 31, 2009. Looking back, U.S. gross domestic product (“GDP”)i growth was 2.8% during the second quarter of 2008. Contributing to the economy’s expansion were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending increased, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982. Economic weakness continued in early 2009, as the advance estimate for first quarter 2009 GDP decline was 6.1%.

It may seem like ancient history, but when the reporting period began, speculation remained as to whether the U.S. would experience a recession. This ended in December 2008, when the National Bureau of Economic Research (“NBER”)—which has the final say on when one begins and ends—announced that a recession had begun in December 2007. Based on a variety of economic indicators, we believe it is now likely that the current recession could be the lengthiest since the Great Depression. Contributing to the economy’s troubles is the accelerating weakness in the labor market. Since December 2007, approximately 5.1 million jobs have been shed, with more than two million being lost during the first three months of 2009. In addition, the unemployment rate continued to move steadily higher, rising from 8.1% to 8.5% in March 2009, to reach its highest rate since 1983.

Another strain on the economy, the housing market, has yet to bottom. This is evidenced by the 41% decline in new home sales in February 2009 versus February 2008. In addition, the median price of a new home fell more than 18% over those twelve months. However, not all of the economic news is bad. Inflation remains low and, in March 2009, data were released showing increases in durable goods orders, manufacturing and consumer sentiment, albeit all from depressed levels.

Western Asset Variable Rate Strategic Fund Inc.	I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. After reducing the federal funds rateiii from 5.25% in August 2007 to 2.00% in April 2008, the Fed then left rates on hold for several months due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of zero to 0.25%—a historic low—and maintained this stance during its next meetings in January, March and April 2009. In conjunction with the April meeting, the Fed stated that it “will employ all available tools to promote economic recovery and to preserve price stability. The Committee anticipates that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac back in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which will be used to facilitate the purchase of $500 billion to

II	Western Asset Variable Rate Strategic Fund Inc.

$1 trillion of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

During the six-month reporting period ended March 31, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the six months ended March 31, 2009, two-year Treasury yields fell from 2.00% to 0.81%. Over the same time frame, ten-year Treasury yields moved from 3.85% to 2.71%. For the six-month period ended March 31, 2009, the Barclays Capital U.S. Aggregate Indexiv returned 4.70%.

Periods of increased investor risk aversion caused the high-yield bond market to produce poor results over the six months ended March 31, 2009. While the asset class posted strong returns during three of the last four months of the reporting period, it was not enough to overcome earlier flights to quality. In particular, seizing credit markets, coupled with fears of a global recession and rising corporate bond default rates, sent high-yield bond prices sharply lower in October and November 2008. All told, over the six months ended March 31, 2009, the Citigroup High Yield Market Indexv returned -13.12%.

Fears of a global recession, falling commodity prices and seizing credit markets sent emerging market debt prices lower during the six-month reporting period. While the asset class rallied on several occasions, it was not enough to offset its sharp loss in October 2008, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -14.89% for the month. Over the six months ended March 31, 2009, the EMBI Global returned -2.83%.

Western Asset Variable Rate Strategic Fund Inc.	III

Letter from the chairman continued

Performance review

For the six months ended March 31, 2009, Western Asset Variable Rate Strategic Fund Inc. returned -10.88% based on its net asset value (“NAV”)vii and -5.07% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Merrill Lynch Constant Maturity 3-Month LIBOR Indexviii, returned 1.73% for the same period. The Lipper Global Income Closed-End Funds Category Averageix returned -10.55% over the same time frame. However, the Fund’s variable rate mandate makes meaningful comparisons with funds in the Lipper Global Income Closed-End Funds Category, which have longer durationx mandates, difficult. Please note that Lipper performance returns are based on each fund’s NAV.

During the six-month period, the Fund made distributions to shareholders totaling $0.40 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2009. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of March 31, 2009 (unaudited)

PRICE PER SHARE	6-MONTH TOTAL RETURN* (not annualized)
$13.08 (NAV)	-10.88%
$11.00 (Market Price)	-5.07%

All figures represent past performance and are not a guarantee of future results.

*Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Special shareholder notices

On February 3, 2009, the Board of Directors of the Fund approved a tender offer for up to 20% of outstanding common shares at a price equal to at least 98% of the Fund’s NAV per share on the date the tender offer expires. The commencement of the tender offer is conditioned upon the prior occurrence of certain events.

Under the terms of this tender offer, the Fund first must have an NAV of at least $16.00 per share at the close of trading, on any full day of trading on the NYSE (the “Price Trigger”). If the Price Trigger is reached, the Fund would then conduct a tender offer for up to 20% of the then outstanding

IV	Western Asset Variable Rate Strategic Fund Inc.

common shares at a price equal to at least 98% of the Fund’s NAV per share on the date the tender offer expires, if during the twelve-week period immediately following achievement of the Price Trigger (the “Measuring Period”), common shares of the Fund have traded on the NYSE at an average discount from NAV of more than 10% (computed by measuring the average discount based upon the Fund’s per share closing NAV and market price as of the last business day in each week during the Measuring Period). If at the conclusion of the Measuring Period, the average discount is determined to be 10% or less, the Fund will not commence a tender offer and there will not be a new Measuring Period.

In announcing the terms of the tender offer, which were recommended by the Fund’s investment manager and subadviser, Legg Mason Partners Fund Advisor, LLC, (“LMPFA”) and Western Asset Management Company (“Western Asset”), LMPFA and Western Asset cited the current difficult market environment for fixed-income securities, particularly in light of the Fund’s variable rate mandate, and reiterated previous statements that the sale of significant portions of the Fund’s portfolio holdings in the current market environment would mean selling at unfavorable prices at or near a potential market bottom. The use of a price trigger is intended to allow an opportunity for liquidity to improve and the fixed-income market to normalize so that any tender offer is conducted at a time when the Fund’s portfolio has appreciated. The Fund believes that conducting the tender offer at a price equal to at least 98% of NAV would accommodate the interests of stockholders who seek an opportunity to dispose of their shares as well as stockholders who desire to remain stockholders of the Fund.

The tender offer will be made and stockholders will be notified in accordance with the requirements of the Securities and Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and other applicable rules and regulations, either by publication or mailing or both.*

The Board of Directors of the Fund has also approved Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) as a subadviser to the Fund under an additional subadvisory agreement between Western Asset and Western Singapore. Western Asset will supervise Western Singapore’s provision of services to the Fund. The appointment was effective as of February 3, 2009.

*

The tender offer described in this notice has not yet commenced. This notice is not an offer to purchase or a solicitation of an offer to sell shares of the Fund. An offer will be made only by an Offer to Purchase and the related Letter of Transmittal. The Offer to Purchase and the related Letter of Transmittal, when available, should be read by stockholders because they will contain important information. Stockholders may obtain free of charge, when available, the Offer to Purchase and Letter of Transmittal from the website of the Securities and Exchange Commission (www.sec.gov). The Fund will also make available to its stockholders, without charge, the Offer to Purchase and Letter of Transmittal.

Western Asset Variable Rate Strategic Fund Inc.	V

Letter from the chairman continued

Western Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. The Western Singapore office is responsible, generally, for managing Asian (excluding Japan) fixed-income mandates, including the related portions of Western Asset’s broader portfolios, as well as servicing these relationships. It undertakes all investment-related activities including investment management, research and analysis, securities settlement and client services.

While Western Asset will remain ultimately responsible for investment decisions relating to the Fund’s portfolio, Western Singapore will provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. The Fund’s current management fee remains unchanged. Western Asset and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

VI	Western Asset Variable Rate Strategic Fund Inc.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for additional information?

The Fund is traded under the symbol “GFY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGFYX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 29, 2009

Western Asset Variable Rate Strategic Fund Inc.	VII

Letter from the chairman continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Your common shares at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent solely in higher-rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks typically not associated with domestic investing, such as currency fluctuations and changes in political conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options or futures, can be illiquid and hard to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

The Merrill Lynch Constant Maturity 3-Month LIBOR Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index therefore will always have a constant maturity equal to exactly three months.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 16 funds in the Fund’s Lipper category.

[x]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

VIII	Western Asset Variable Rate Strategic Fund Inc.

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

Financials
23.8
23.4
Mortgage-backed securities
16.7
16.1
Collateralized mortgage obligations
14.7
21.2
Energy
5.9
6.8
Telecommunication services
5.3
5.0
Consumer discretionary
4.7
6.0
Utilities
3.7
3.8
Industrials
3.4
3.7
U.S. government & agency obligations
3.2
1.6
Sovereign bonds
2.3
3.2
Health care
1.9
1.8
Materials
1.7
2.2
Consumer staples
0.7
0.7
U.S. treasury inflation protected security
0.6
0.0
Information technology
0.2
0.3
Purchased options
0.0
0.1
Short-term investments
11.2
4.1
0%
5%
10%
15%
20%
25%
Current Period Ended March 31, 2009
Prior Year Ended September 30, 2008

Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report	1

Schedule of investments (unaudited)

March 31, 2009

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
CORPORATE BONDS & NOTES — 37.5%
CONSUMER DISCRETIONARY — 3.1%
	Auto Components — 0.0%
50,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	$10,000
	Visteon Corp., Senior Notes:
46,000	8.250% due 8/1/10	2,530
118,000	12.250% due 12/31/16(a)	6,490
	Total Auto Components	19,020
	Automobiles — 0.7%
400,000	Daimler Chrysler North America Holding Corp., Notes, 6.500% due 11/15/13	362,771
	Ford Motor Co.:
	Debentures:
60,000	8.875% due 1/15/22	18,300
50,000	6.625% due 10/1/28	15,250
790,000	Notes, 7.450% due 7/16/31	254,775
	General Motors Corp., Senior Debentures:
50,000	8.250% due 7/15/23	6,125
410,000	8.375% due 7/15/33	51,250
	Total Automobiles	708,471
	Diversified Consumer Services — 0.2%
	Education Management LLC/Education Management Finance Corp.:
40,000	Senior Notes, 8.750% due 6/1/14	38,000
95,000	Senior Subordinated Notes, 10.250% due 6/1/16	89,300
30,000	Service Corp. International, Senior Notes, 7.625% due 10/1/18	25,950
	Total Diversified Consumer Services	153,250
	Hotels, Restaurants & Leisure — 0.2%
35,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14(b)(c)	178
226,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19(a)	65,540
70,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	7,700
230,000	MGM MIRAGE Inc., Senior Notes, 7.625% due 1/15/17	82,800
200,000	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	51,000
25,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	9,375
10,000	Snoqualmie Entertainment Authority, Senior Secured Notes, 5.384% due 2/1/14(a)(d)	2,550
	Station Casinos Inc.:
155,000	Senior Notes, 7.750% due 8/15/16(b)(c)	36,425

See Notes to Financial Statements.

2	Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Hotels, Restaurants & Leisure — 0.2% continued
15,000	Senior Subordinated Notes, 6.875% due 3/1/16(b)(c)	$825
	Total Hotels, Restaurants & Leisure	256,393
	Household Durables — 0.2%
45,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	38,475
220,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	174,900
	Total Household Durables	213,375
	Internet & Catalog Retail — 0.0%
10,000	Expedia Inc., Senior Notes, 8.500% due 7/1/16(a)	8,550
	Media — 1.7%
	Affinion Group Inc.:
60,000	Senior Notes, 10.125% due 10/15/13	45,900
65,000	Senior Subordinated Notes, 11.500% due 10/15/15	40,625
557,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15(b)(c)	62,662
40,000	Cengage Learning Acquisitions Inc., Senior Notes, 10.500% due 1/15/15(a)	20,700
10,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11(b)(c)	113
100,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(a)(b)(c)	97,500
2,399	CMP Susquehanna Corp., 9.875% due 5/15/14(g)	1,058
	Comcast Corp., Senior Notes:
400,000	1.460% due 7/14/09(d)	397,929
400,000	6.500% due 1/15/17	396,563
375,000	EchoStar DBS Corp., Senior Notes, 6.625% due 10/1/14	336,562
85,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16(b)	2,656
	R.H. Donnelley Corp.:
80,000	Senior Discount Notes, 6.875% due 1/15/13	4,800
240,000	Senior Notes, 8.875% due 10/15/17	14,400
50,000	Sun Media Corp., Senior Notes, 7.625% due 2/15/13	28,750
400,000	Time Warner Inc., Senior Notes, 6.875% due 5/1/12	407,400
	Total Media	1,857,618
	Multiline Retail — 0.1%
	Dollar General Corp.:
80,000	Senior Notes, 10.625% due 7/15/15	80,200
35,000	Senior Subordinated Notes, 11.875% due 7/15/17(e)	34,563
60,000	Neiman Marcus Group Inc., Senior Notes, 9.000% due 10/15/15(e)	19,575
	Total Multiline Retail	134,338

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report	3

Schedule of investments (unaudited) continued

March 31, 2009

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Specialty Retail — 0.0%
80,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	$36,400
	Textiles, Apparel & Luxury Goods — 0.0%
25,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	18,375
	TOTAL CONSUMER DISCRETIONARY	3,405,790
CONSUMER STAPLES — 0.7%
	Food & Staples Retailing — 0.6%
436,948	CVS Corp., Pass-through Certificates, 6.117% due 1/10/13(a)	410,085
300,000	Safeway Inc., Senior Notes, 6.500% due 3/1/11	314,755
	Total Food & Staples Retailing	724,840
	Tobacco — 0.1%
	Alliance One International Inc., Senior Notes:
10,000	8.500% due 5/15/12	8,550
70,000	11.000% due 5/15/12	65,450
	Total Tobacco	74,000
	TOTAL CONSUMER STAPLES	798,840
ENERGY — 5.6%
	Energy Equipment & Services — 0.1%
155,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	99,200
20,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	19,800
	Total Energy Equipment & Services	119,000
	Oil, Gas & Consumable Fuels — 5.5%
400,000	Amerada Hess Corp., Senior Notes, 6.650% due 8/15/11	408,246
170,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	119,000
	Chesapeake Energy Corp., Senior Notes:
65,000	9.500% due 2/15/15	63,538
70,000	6.375% due 6/15/15	59,325
215,000	7.250% due 12/15/18	177,644
210,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	166,950
300,000	ConocoPhillips, 4.750% due 10/15/12	310,138
400,000	Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11	418,556
	El Paso Corp., Medium-Term Notes:
375,000	7.375% due 12/15/12	350,463
300,000	7.750% due 1/15/32	225,011
	Enterprise Products Operating LLP:
80,000	Junior Subordinated Notes, 8.375% due 8/1/66(d)	53,664
120,000	Subordinated Notes, 7.034% due 1/15/68(d)	75,106
60,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	46,800

See Notes to Financial Statements.

4	Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 5.5% continued
	Gazprom, Loan Participation Notes:
190,000	6.212% due 11/22/16(a)	$138,700
210,000	6.510% due 3/7/22(a)	136,500
30,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	19,350
170,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13(a)	141,950
	Kinder Morgan Energy Partners LP, Senior Notes:
240,000	7.500% due 11/1/10	250,141
400,000	6.000% due 2/1/17	376,244
330,000	LUKOIL International Finance BV, Notes, 6.356% due 6/7/17(a)	257,400
55,000	OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14	24,888
75,000	Peabody Energy Corp., Senior Notes, 6.875% due 3/15/13	73,500
1,000,000	SandRidge Energy Inc., Senior Notes, 5.060% due 4/1/14(d)	601,332
45,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(a)(b)(c)	1,800
140,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	74,200
20,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(a)	12,900
500,000	Williams Cos. Inc., Notes, 8.750% due 3/15/32	454,802
	XTO Energy Inc., Senior Notes:
400,000	7.500% due 4/15/12	419,219
500,000	5.500% due 6/15/18	465,238
	Total Oil, Gas & Consumable Fuels	5,922,605
	TOTAL ENERGY	6,041,605
FINANCIALS — 15.8%
	Capital Markets — 1.7%
400,000	Bear Stearns Cos. Inc., (JPM), 1.404% due 1/31/11(d)	380,723
550,000	Goldman Sachs Capital III, Preferred Securities, 2.031% due 9/1/12(d)(f)	173,938
	Merrill Lynch & Co. Inc., Medium-Term Notes:
680,000	3.051% due 5/20/09(d)	676,250
400,000	1.359% due 7/25/11(d)	334,394
400,000	Morgan Stanley, Medium-Term Notes, 1.698% due 1/9/14(d)	296,957
	Total Capital Markets	1,862,262
	Commercial Banks — 2.9%
	American Express Bank FSB:
500,000	0.864% due 6/12/17(d)	260,495
630,000	Senior Notes, 3.150% due 12/9/11	651,387
770,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14(a)	323,400
	HSBC Bank PLC:
	Credit-Linked Notes, (JSC Bank TuranAlem), Medium-Term Notes:
800,000	3.973% due 7/20/12(a)(c)(d)	348,960

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report	5

Schedule of investments (unaudited) continued

March 31, 2009

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Commercial Banks — 2.9% continued
60,000		6.751% due 8/20/12(c)(d)	$27,426
60,000		7.468% due 8/20/12(c)(d)	27,246
14,936,000	RUB	Credit-Linked Notes, (Russian Agricultural Bank), 8.900% due 12/20/10(a)(d)	189,281
560,000		HSBK Europe BV, 7.250% due 5/3/17(a)	271,600
830,000		ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22(a)(d)	458,451
7,212,500	RUB	JPMorgan Chase Bank, Credit-Linked Notes (Russian Agricultural Bank), 9.500% due 2/11/11(a)(g)	162,805
390,000		VTB Capital SA, Loan Participation Notes, 2.870% due 11/2/09(a)(d)(g)	381,689
300,000		Wachovia Capital Trust III, Bank Guaranteed, 5.800% due 3/15/11(d)(f)	108,036
		Total Commercial Banks	3,210,776
		Consumer Finance — 3.9%
400,000		American Express Co., Subordinated Debentures, 6.800% due 9/1/66(d)	193,143
		Ford Motor Credit Co., Senior Notes:
3,000,000		2.664% due 1/15/10(d)	2,448,750
220,000		9.875% due 8/10/11	166,613
		GMAC LLC:
15,000		7.250% due 3/2/11(a)	11,111
2,456,000		3.461% due 12/1/14(a)(d)	1,231,070
307,000		6.750% due 12/1/14(a)	178,591
30,000		Senior Notes, 8.000% due 11/1/31(a)	14,457
		Total Consumer Finance	4,243,735
		Diversified Financial Services — 6.9%
300,000		AGFC Capital Trust I, 6.000% due 1/15/67(a)(d)	27,199
600,000		Aiful Corp., Notes, 5.000% due 8/10/10(a)	210,047
400,000		Bank of America Corp., Notes, Preferred Securities, 8.000% due 1/30/18(d)(f)	160,372
100,000		CCM Merger Inc., Notes, 8.000% due 8/1/13(a)(c)	41,500
250,000		Chukchansi Economic Development Authority, Senior Notes, 6.095% due 11/15/12(a)(d)	53,125
685,000		Citigroup Inc., Senior Subordinated Notes, 1.554% due 6/9/16(d)	343,041
		General Electric Capital Corp.:
		Senior Notes:
1,800,000		2.214% due 12/9/11(d)	1,833,862
860,000		3.000% due 12/9/11	886,061
1,800,000		2.200% due 6/8/12	1,813,009
700,000		Subordinated Debentures, 6.375% due 11/15/67(d)	340,358
80,000		Leucadia National Corp., Senior Notes, 8.125% due 9/15/15	63,700
300,000		Merna Reinsurance Ltd., Subordinated Notes, 3.209% due 7/7/10(a)(d)	276,360

See Notes to Financial Statements.

6	Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Diversified Financial Services — 6.9% continued
	TNK-BP Finance SA:
840,000	6.875% due 7/18/11(a)	$760,200
769,000	7.875% due 3/13/18(a)	526,765
20,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 10.072% due 10/1/15	16,700
125,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	110,937
	Total Diversified Financial Services	7,463,236
	Real Estate Investment Trusts (REITs) — 0.2%
5,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	2,175
425,000	iStar Financial Inc., Senior Notes, 5.150% due 3/1/12	153,080
30,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.750% due 4/1/17	25,800
	Total Real Estate Investment Trusts (REITs)	181,055
	Real Estate Management & Development — 0.0%
7,800	Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 23.322% due 6/30/15(a)(c)(g)	2,942
190,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	33,250
	Total Real Estate Management & Development	36,192
	Thrifts & Mortgage Finance — 0.2%
300,000	Countrywide Financial Corp., Medium-Term Notes, 1.681% due 5/7/12(d)	242,984
	TOTAL FINANCIALS	17,240,240
HEALTH CARE — 0.5%
	Health Care Providers & Services — 0.5%
60,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	57,000
	HCA Inc.:
195,000	Notes, 6.375% due 1/15/15	128,700
100,000	Senior Secured Notes, 9.625% due 11/15/16(e)	80,000
275,000	Tenet Healthcare Corp., Senior Notes, 9.875% due 7/1/14	215,875
10,000	Universal Hospital Services Inc., Senior Secured Notes, 8.500% due 6/1/15(e)	8,950
37,000	US Oncology Holdings Inc., Senior Notes, 6.904% due 3/15/12(d)(e)	22,385
	Total Health Care Providers & Services	512,910
	Pharmaceuticals — 0.0%
145,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(b)(c)	725
	TOTAL HEALTH CARE	513,635
INDUSTRIALS — 2.3%
	Aerospace & Defense — 0.3%
140,000	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15(e)	16,450

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report	7

Schedule of investments (unaudited) continued

March 31, 2009

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Aerospace & Defense — 0.3% continued
250,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	$251,562
	Total Aerospace & Defense	268,012
	Airlines — 0.0%
160,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(a)	40,800
	Building Products — 0.7%
	Associated Materials Inc.:
100,000	Senior Discount Notes, 11.250% due 3/1/14	30,500
100,000	Senior Subordinated Notes, 9.750% due 4/15/12	79,500
	GTL Trade Finance Inc.:
350,000	7.250% due 10/20/17(a)	301,000
389,000	7.250% due 10/20/17(a)	334,540
5,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	525
100,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.553% due 3/1/14	6,500
	Total Building Products	752,565
	Commercial Services & Supplies — 0.3%
90,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	84,825
125,000	Interface Inc., Senior Notes, 10.375% due 2/1/10	120,625
110,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	54,450
120,000	US Investigations Services Inc., Senior Subordinated Notes, 10.500% due 11/1/15(a)	92,100
	Total Commercial Services & Supplies	352,000
	Construction & Engineering — 0.5%
570,000	Odebrecht Finance Ltd., 7.500% due 10/18/17(a)	497,325
	Road & Rail — 0.4%
360,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	158,400
250,000	Kansas City Southern de Mexico, Senior Notes, 12.500% due 4/1/16(a)	238,125
	Total Road & Rail	396,525
	Trading Companies & Distributors — 0.1%
50,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(a)	28,750
130,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	82,550
	Total Trading Companies & Distributors	111,300
	Transportation Infrastructure — 0.0%
175,000	Swift Transportation Co., Senior Secured Notes, 8.984% due 5/15/15(a)(d)	39,375
	TOTAL INDUSTRIALS	2,457,902
INFORMATION TECHNOLOGY — 0.2%
	IT Services — 0.1%
50,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(e)	19,250

See Notes to Financial Statements.

8	Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	IT Services — 0.1% continued
175,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	$123,375
	Total IT Services	142,625
	Office Electronics — 0.1%
120,000	Xerox Corp., Senior Notes, 6.750% due 2/1/17	91,779
	Software — 0.0%
30,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	18,525
	TOTAL INFORMATION TECHNOLOGY	252,929
MATERIALS — 1.8%
	Chemicals — 0.3%
300,000	Dow Chemical Co., 6.000% due 10/1/12	257,829
195,000	Georgia Gulf Corp., Senior Notes, 10.750% due 10/15/16(c)	14,625
20,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	8,300
25,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12(g)	23,841
	Total Chemicals	304,595
	Containers & Packaging — 0.1%
75,000	Graham Packaging Co. Inc., Senior Notes, 8.500% due 10/15/12	57,938
	Metals & Mining — 0.8%
210,000	Evraz Group SA, Notes, 8.875% due 4/24/13(a)	134,400
170,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	159,174
150,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	90,750
60,000	Noranda Aluminium Acquisition Corp., Senior Notes, 6.595% due 5/15/15(d)(e)	18,900
25,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	10,125
125,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15(a)	71,563
95,000	Steel Dynamics Inc., Senior Notes, 7.375% due 11/1/12	74,575
	Vale Overseas Ltd., Notes:
128,000	6.250% due 1/23/17	126,797
101,000	6.875% due 11/21/36	87,723
170,000	Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14(a)	126,650
	Total Metals & Mining	900,657
	Paper & Forest Products — 0.6%
190,000	Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11(a)(b)(c)	164,350
	Appleton Papers Inc.:
100,000	Senior Notes, 8.125% due 6/15/11	60,750
125,000	Senior Subordinated Notes, 9.750% due 6/15/14	23,125
200,000	NewPage Corp., Senior Secured Notes, 7.443% due 5/1/12(d)	65,000

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report	9

Schedule of investments (unaudited) continued

March 31, 2009

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Paper & Forest Products — 0.6% continued
400,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	$385,008
	Total Paper & Forest Products	698,233
	TOTAL MATERIALS	1,961,423
TELECOMMUNICATION SERVICES — 4.9%
	Diversified Telecommunication Services — 4.2%
467,000	Axtel SAB de CV, Senior Notes, 7.625% due 2/1/17(a)	309,387
780,000	British Telecommunications PLC, Senior Notes, 8.625% due 12/15/10	812,087
45,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	30,825
400,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	393,002
600,000	France Telecom SA, Notes, 7.750% due 3/1/11	642,882
135,000	Frontier Communications Corp., Senior Notes, 7.875% due 1/15/27	91,800
25,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15(b)(c)	250
225,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	219,375
300,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	310,475
40,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	27,800
250,000	Qwest Corp., 4.570% due 6/15/13(d)	215,625
300,000	Telecom Italia Capital, Senior Notes, 1.753% due 7/18/11(d)	259,588
380,000	UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16(a)	232,750
400,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13	402,928
	Vimpel Communications, Loan Participation Notes:
100,000	8.375% due 4/30/13(a)	73,000
125,000	Secured Notes, 8.375% due 4/30/13(a)	90,545
230,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	215,050
190,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	187,625
	Total Diversified Telecommunication Services	4,514,994
	Wireless Telecommunication Services — 0.7%
10,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	9,750
400,000	New Cingular Wireless Services Inc., Notes, 8.125% due 5/1/12	436,381
731,000	True Move Co., Ltd., Notes, 10.750% due 12/16/13(a)	354,535
	Total Wireless Telecommunication Services	800,666
	TOTAL TELECOMMUNICATION SERVICES	5,315,660
UTILITIES — 2.6%
	Electric Utilities — 1.3%
1,022,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14(a)	955,570
400,000	FirstEnergy Corp., Notes, 6.450% due 11/15/11	400,600
10,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	10,363
	Total Electric Utilities	1,366,533

See Notes to Financial Statements.

10	Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Gas Utilities — 0.0%
45,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	$42,975
	Independent Power Producers & Energy Traders — 1.3%
	AES Corp., Senior Notes:
375,000	9.375% due 9/15/10	371,250
25,000	8.875% due 2/15/11	24,750
120,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	78,600
	Edison Mission Energy, Senior Notes:
80,000	7.750% due 6/15/16	61,200
30,000	7.200% due 5/15/19	21,000
45,000	7.625% due 5/15/27	27,225
820,000	Energy Future Holdings Corp., Senior Notes, 11.250% due 11/1/17(e)	350,550
130,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	118,300
	NRG Energy Inc., Senior Notes:
75,000	7.250% due 2/1/14	70,687
310,000	7.375% due 2/1/16	289,075
	Total Independent Power Producers & Energy Traders	1,412,637
	TOTAL UTILITIES	2,822,145
	TOTAL CORPORATE BONDS & NOTES (Cost — $54,609,400)	40,810,169
ASSET-BACKED SECURITIES — 8.4%
FINANCIALS — 8.4%
	Automobiles — 0.5%
566,511	AmeriCredit Automobile Receivables Trust, 0.548% due 5/7/12(d)	523,028
	Home Equity — 7.3%
328,199	Asset Backed Funding Certificates, 0.832% due 1/25/35(d)	172,295
155,859	Asset Backed Securities Corp., 0.682% due 6/25/35(d)	150,178
48,617	Bravo Mortgage Asset Trust, 0.652% due 7/25/36(a)(d)(g)	48,445
	Countrywide Asset-Backed Certificates:
640,422	1.522% due 8/25/47(a)(d)	352,616
721,783	1.422% due 10/25/47(d)	463,982
343,503	EMC Mortgage Loan Trust, 1.072% due 3/25/31(a)(d)	277,688
1,645,328	GMAC Mortgage Corp. Loan Trust, 0.702% due 12/25/36(d)	441,324
1,076,331	Greenpoint Home Equity Loan Trust, 1.116% due 8/15/30(d)	622,341
217,838	GSAMP Trust, 2.122% due 11/25/34(d)	10,397
815,192	Home Equity Mortgage Trust, 0.682% due 7/25/36(d)	281,877
391,056	IXIS Real Estate Capital Trust, 0.862% due 2/25/36(d)	316,723
48,279	JP Morgan Mortgage Acquisition Corp., 0.782% due 7/25/35(d)	47,622
1,947,582	Lehman XS Trust, (Structured Asset Securities Corp.), 2.022% due 7/25/35(d)	1,084,134

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report	11

Schedule of investments (unaudited) continued

March 31, 2009

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Home Equity — 7.3% continued
180,975	MASTR Second Lien Trust, 0.792% due 9/25/35(d)	$141,658
	Morgan Stanley ABS Capital I:
1,100,000	0.892% due 2/25/37(d)	26,654
1,000,000	0.942% due 2/25/37(d)	16,850
800,000	1.072% due 2/25/37(d)	9,326
500,000	1.522% due 2/25/37(d)	6,253
700,000	1.722% due 2/25/37(d)	7,882
423,089	Morgan Stanley Mortgage Loan Trust, 0.642% due 10/25/36(d)	385,480
250,601	Option One Mortgage Loan Trust, 0.922% due 2/25/35(d)	165,260
	RAAC Series:
597,915	0.792% due 5/25/36(a)(d)	397,731
499,058	0.772% due 2/25/37(a)(d)	312,299
492,777	1.722% due 9/25/37(d)	332,457
1,018,698	0.812% due 1/25/46(a)(d)	642,138
1,200,000	1.322% due 10/25/46(a)(d)	69,084
204,425	Renaissance Home Equity Loan Trust, 0.962% due 8/25/33(d)	120,130
128,633	Renaissance Net Interest Margin Trust, 8.353% due 6/25/37(a)	442
	SACO I Trust:
346,258	1.347% due 9/25/35(d)	104,691
1,075,793	0.692% due 3/25/36(d)	182,102
1,090,984	0.752% due 4/25/36(d)	177,575
107,070	Sail Net Interest Margin Notes, 5.500% due 3/27/34(a)(c)	11
237,843	Structured Asset Investment Loan Trust, 1.822% due 10/25/34(d)	51,890
	Structured Asset Securities Corp.:
1,019,652	0.792% due 5/25/31(a)(d)	458,256
290,000	0.702% due 5/25/47(d)	93,034
500,000	Washington Mutual Asset-Backed Certificates, 1.572% due 5/25/47(d)	7,041
	Total Home Equity	7,977,866
	Student Loan — 0.6%
720,000	SLC Student Loan Trust, 2.920% due 12/15/32(d)	645,686
	TOTAL ASSET-BACKED SECURITIES (Cost — $23,150,798)	9,146,580
COLLATERALIZED MORTGAGE OBLIGATIONS — 15.2%
405,966	Adjustable Rate Mortgage Trust, 0.792% due 2/25/36(d)	176,169
	American Home Mortgage Investment Trust:
410,000	1.322% due 11/25/45(d)	43,094
586,849	5.350% due 11/25/45(d)	209,979
	Banc of America Funding Corp.:
836,696	6.000% due 5/20/33	791,709
848,941	4.123% due 6/20/35(d)	368,881

See Notes to Financial Statements.

12	Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
985,283	Countrywide Alternative Loan Trust, 0.738% due 7/20/35(d)	$398,853
1,520,434	Countrywide Home Loans, 5.310% due 2/20/36(d)	861,525
	Downey Savings & Loan Association Mortgage Loan Trust:
1,109,342	0.911% due 8/19/45(d)	391,984
577,842	3.176% due 3/19/46(d)	196,466
577,842	3.176% due 3/19/47(d)	137,960
	Federal Home Loan Mortgage Corp. (FHLMC):
	PAC IO:
3,805,919	5.000% due 1/15/19(c)(h)	273,032
4,386,130	5.000% due 5/15/23(c)(h)	424,854
2,949,859	5.000% due 1/15/24(c)(h)	39,955
721,140	5.000% due 5/15/24(c)(h)	1,076
5,196,852	5.000% due 7/15/26(c)(h)	132,603
4,571,722	PAC-1 IO, 5.000% due 3/15/22(c)(h)	485,648
	Federal National Mortgage Association (FNMA), STRIPS, IO:
3,504,456	5.500% due 7/1/18(c)(d)(h)	297,197
11,569,707	5.000% due 7/1/33(c)(h)	1,383,719
353,414	Harborview Mortgage Loan Trust, 0.931% due 1/19/35(d)	147,792
	Indymac Index Mortgage Loan Trust:
444,258	0.952% due 9/25/34(d)	221,520
126,742	0.922% due 11/25/34(d)	47,400
136,560	0.912% due 12/25/34(d)	67,841
1,026,840	5.292% due 10/25/35(d)	544,291
594,587	Lehman XS Trust, (Structured Asset Securities Corp.), 0.822% due 11/25/35(d)	244,414
234,371	Long Beach Mortgage Loan Trust, 1.347% due 9/25/31(d)	131,619
1,271,638	Luminent Mortgage Trust, 0.722% due 2/25/46(d)	454,780
	MASTR ARM Trust:
314,976	4.894% due 12/25/33(d)	238,906
966,738	2.623% due 12/25/46(d)(g)	212,399
1,529,345	Morgan Stanley Mortgage Loan Trust, 5.600% due 5/25/36(d)	788,736
645,603	Residential Accredit Loans Inc., 0.802% due 12/25/45(d)	256,087
1,137,103	Structured Adjustable Rate Mortgage Loan Trust, 0.892% due 7/25/34(d)	638,682
	Structured Asset Mortgage Investments Inc.:
1,271,931	0.752% due 2/25/36(d)	483,840
611,734	0.732% due 4/25/36(d)	218,772
	Structured Asset Securities Corp.:
277,261	1.622% due 2/25/28(d)	263,215
158,157	1.522% due 3/25/28(d)	132,460

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report	13

Schedule of investments (unaudited) continued

March 31, 2009

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
477,805	1.329% due 8/25/28(d)	$256,338
5,419,578	5.762% due 6/25/35(a)(d)	3,251,747
	WaMu Mortgage Pass-Through Certificates:
337,553	5.647% due 3/25/37(d)	165,217
767,222	0.882% due 7/25/45(d)	238,698
396,515	Washington Mutual Mortgage Pass-Through Certificates, 2.573% due 4/25/46(d)(g)	152,658
1,015,532	Wells Fargo Mortgage Backed Securities Trust, 4.606% due 1/25/35(d)	757,198
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $30,801,941)	16,529,314
COLLATERALIZED SENIOR LOANS — 7.1%
CONSUMER DISCRETIONARY — 1.8%
	Distributors — 0.3%
948,477	Keystone Auto Industry Inc., Term Loan B, 4.385% due 10/30/09(d)	381,762
	Hotels, Restaurants & Leisure — 0.1%
750,000	BLB Worldwide Holdings Inc., Term Loan, 6.500% due 8/15/12(b)(d)	58,125
	Media — 1.1%
987,500	Charter Communications Operating LLC, First Lien, 3.211% due 3/5/14(d)	810,572
982,412	Idearc Inc., Term Loan B, Senior Notes, 3.220% due 11/1/14(d)	379,457
	Total Media	1,190,029
	Multiline Retail — 0.3%
500,000	Neiman Marcus Group Inc., Term Loan B, 2.985% due 3/13/13(d)	290,547
	TOTAL CONSUMER DISCRETIONARY	1,920,463
ENERGY — 0.6%
	Oil, Gas & Consumable Fuels — 0.6%
	Ashmore Energy International:
47,569	Synthetic Revolving Credit Facility, 3.520% due 3/30/14(d)	30,206
335,285	Term Loan, 4.220% due 3/30/14(d)	212,906
	Targa Resources Inc., Term Loans:
332,855	2.522% due 10/28/12(d)	257,408
193,548	Tranche A, 3.345% due 10/28/12(d)	149,677
	TOTAL ENERGY	650,197
FINANCIALS — 0.2%
	Diversified Financial Services — 0.2%
492,500	Chrysler Financial, Term Loan B, 4.560% due 8/3/12(d)	265,642
HEALTH CARE — 1.5%
	Health Care Providers & Services — 1.5%
960,815	HCA Inc., Term Loan B, 3.470% due 11/1/13(d)	819,815
931,259	Health Management Association, Term Loan B, 2.970% due 1/16/14(d)	758,161
	TOTAL HEALTH CARE	1,577,976

See Notes to Financial Statements.

14	Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
INDUSTRIALS — 1.2%
	Trading Companies & Distributors — 1.2%
1,187,627	Penhall International Corp., Term Loan, 12.288% due 4/1/12(d)	$415,669
1,000,000	Transdigm Inc. Term B, 3.227% due 6/23/13(d)	907,500
	TOTAL INDUSTRIALS	1,323,169
TELECOMMUNICATION SERVICES — 0.6%
	Diversified Telecommunication Services — 0.6%
689,034	Cablevision Systems Corp., Term Loan B, 2.306% due 3/30/13(d)	626,734
UTILITIES — 1.2%
	Electric Utilities — 0.6%
985,000	TXU Corp., Term Loan B, 4.033% due 10/10/14(d)	653,487
	Independent Power Producers & Energy Traders — 0.6%
776,999	NRG Energy Inc., Term Loan, 2.720% due 2/1/13(d)	701,403
	TOTAL UTILITIES	1,354,890
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $11,937,758)	7,719,071
MORTGAGE-BACKED SECURITIES — 17.3%
FHLMC — 5.4%
	Federal Home Loan Mortgage Corp. (FHLMC):
194,968	4.734% due 4/1/35(d)(h)	199,010
2,902,382	5.977% due 7/1/36(d)(h)	3,022,469
185,328	5.777% due 4/1/37(d)(h)	192,903
156,013	5.889% due 4/1/37(d)(h)	162,540
847,212	4.857% due 10/1/37(d)(h)	870,342
	Gold:
322,229	7.000% due 6/1/17(h)	336,912
1,000,000	6.000% due 4/13/39(h)(i)	1,045,469
	TOTAL FHLMC	5,829,645
FNMA — 11.9%
	Federal National Mortgage Association (FNMA):
216,433	5.500% due 1/1/14(h)	227,541
1,090,361	7.000% due 10/1/18-6/1/32(h)	1,170,569
628,728	5.037% due 1/1/33(d)(h)	644,079
3,086,279	4.131% due 5/1/33(d)(h)	3,128,880
684,345	4.308% due 1/1/35(d)(h)	688,347
1,639,609	4.553% due 1/1/35(d)(h)	1,646,855
118,040	5.845% due 3/1/36(d)(h)	123,114
23,878	5.617% due 12/1/36(d)(h)	24,570
153,978	6.000% due 9/1/37(h)	161,027
2,200,000	5.000% due 4/13/39(h)(i)	2,270,468

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report	15

Schedule of investments (unaudited) continued

March 31, 2009

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†		SECURITY	VALUE
2,500,000		5.500% due 4/13/39(h)(i)	$2,594,923
300,000		6.000% due 4/13/39(h)(i)	313,359
		TOTAL FNMA	12,993,732
		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $18,551,249)	18,823,377
SOVEREIGN BONDS — 2.4%
		Argentina — 0.2%
		Republic of Argentina:
657,000		Bonds, 7.000% due 9/12/13	219,274
		GDP Linked Securities:
275,000	EUR	1.262% due 12/15/35(d)(g)	7,662
270,000		1.330% due 12/15/35(d)(g)	7,357
17,385	ARS	1.383% due 12/15/35(d)(g)	180
		Total Argentina	234,473
		Brazil — 0.3%
740,000	BRL	Brazil Nota do Tesouro Nacional, 10.000% due 1/1/12	313,827
		El Salvador — 0.0%
29,000		Republic of El Salvador, 8.250% due 4/10/32(a)	22,765
		Mexico — 0.5%
565,000		United Mexican States, Medium-Term Notes, 6.750% due 9/27/34	534,942
		Panama — 0.5%
		Republic of Panama:
22,000		7.250% due 3/15/15	22,550
391,000		9.375% due 4/1/29	431,077
106,000		6.700% due 1/26/36	93,545
		Total Panama	547,172
		Russia — 0.4%
314,000		Russian Federation, 12.750% due 6/24/28(a)	424,041
		Venezuela — 0.5%
		Bolivarian Republic of Venezuela:
24,000		8.500% due 10/8/14	14,880
232,000		5.750% due 2/26/16(a)	113,796
		Collective Action Securities:
105,000		9.375% due 1/13/34	54,338
500,000		Notes, 10.750% due 9/19/13	363,750
		Total Venezuela	546,764
		TOTAL SOVEREIGN BONDS (Cost — $3,729,628)	2,623,984
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 3.3%
		U.S. Government Agencies — 3.3%
2,250,000		Federal Home Loan Mortgage Corp. (FHLMC), 2.125% due 3/23/12(h)	2,268,682

See Notes to Financial Statements.

16	Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	U.S. Government Agencies — 3.3% continued
	Federal National Mortgage Association (FNMA):
1,000,000	1.167% due 2/12/10(d)(h)	$1,002,227
301,767	One Year CMT ARM, 4.606% due 5/1/28(d)(h)	299,445
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $3,541,426)	3,570,354
U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.6%
507,862	U.S. Treasury Bonds, Inflation Indexed, 3.875% due 4/15/29(j) (Cost — $581,024)	654,508
SHARES
PREFERRED STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.0%
	Automobiles — 0.0%
100	Ford Motor Co., Series F, 7.550%	595
	Media — 0.0%
560	CMP Susquehanna Radio Holdings Corp., 0.000%*(a)(d)(g)	238
	TOTAL CONSUMER DISCRETIONARY	833
FINANCIALS — 0.1%
	Consumer Finance — 0.1%
700	Preferred Blocker Inc., 7.000%(a)	139,409
	Diversified Financial Services — 0.0%
600	Preferred Plus, Trust, Series FRD-1, 7.400%	3,348
1,700	Saturns, Series F 2003-5, 8.125%	9,690
	Total Diversified Financial Services	13,038
	TOTAL FINANCIALS	152,447
	TOTAL PREFERRED STOCKS (Cost — $248,596)	153,280
WARRANTS
WARRANTS — 0.0%
640	CNB Capital Trust, Expires 3/23/19*(g) (Cost — $18)	18
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $147,151,838)	100,030,655
FACE AMOUNT†
SHORT-TERM INVESTMENTS — 11.5%
	U.S. Government Agencies — 6.2%
4,700,000	Federal Home Loan Bank (FHLB), Discount Notes, 1.207% due 5/20/09(k)	4,692,323
2,070,000	Federal National Mortgage Association (FNMA), Discount Notes, 0.200% - 0.351% due 5/18/09(h)(j)(k)	2,069,101
	Total U.S. Government Agencies (Cost — $6,761,425)	6,761,424

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report	17

Schedule of investments (unaudited) continued

March 31, 2009

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	U.S. Government Obligation — 2.7%
3,000,000	U.S. Treasury Bills, 0.150% due 6/25/09(k) (Cost — $2,998,941)	$2,998,938
	Repurchase Agreement — 2.6%
2,803,000	Morgan Stanley tri-party repurchase agreement dated 3/31/09, 0.160% due 4/1/09; Proceeds at maturity — $2,803,012; (Fully collateralized by U.S. government agency obligation, 2.625% due 3/19/12; Market value — $2,864,549) (Cost — $2,803,000)	2,803,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $12,563,366)	12,563,362
	TOTAL INVESTMENTS — 103.4% (Cost — $159,715,204#)	112,594,017
	Liabilities in Excess of Other Assets — (3.4)%	(3,717,532)
	TOTAL NET ASSETS — 100.0%	$108,876,485

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is currently in default.
(c)	Illiquid security.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Security has no maturity date. The date shown represents the next call date.
(g)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(h)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.
(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(k)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	– Adjustable Rate Mortgage
ARS	– Argentine Peso
BRL	– Brazilian Real
CMT	– Constant Maturity Treasury
EUR	– Euro
GDP	– Gross Domestic Product
GMAC	– General Motors Acceptance Corp.
GSAMP	– Goldman Sachs Alternative Mortgage Products
IO	– Interest Only
MASTR	– Mortgage Asset Securitization Transactions Inc.
OJSC	– Open Joint Stock Company
PAC	– Planned Amortization Class
RUB	– Russian Ruble
STRIPS	– Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

18	Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report

Statement of assets and liabilities (unaudited)

March 31, 2009

ASSETS:
Investments, at value (Cost — $159,715,204)	$112,594,017
Foreign currency, at value (Cost — $63,127)	56,570
Cash	25,063
Deposits with brokers for open swap contracts	5,350,000
Interest receivable	1,452,507
Deposits with brokers for open futures contracts	476,630
Receivable for open swap contracts	212,978
Receivable from broker — variation margin on open futures contracts	186,826
Receivable for securities sold	60,775
Receivable for open forward currency contracts	8,743
Principal paydown receivable	1,420
Prepaid expenses	22,691
Total Assets	120,448,220
LIABILITIES:
Payable for securities purchased	6,196,950
Unrealized depreciation on swaps	4,886,318
Payable for open swap contracts	381,901
Investment management fee payable	72,535
Premiums received for open swaps	23,762
Directors’ fees payable	1,094
Accrued expenses	9,175
Total Liabilities	11,571,735
TOTAL NET ASSETS	$108,876,485
NET ASSETS:
Par value ($0.001 par value; 8,323,434 shares issued and outstanding; 100,000,000 shares authorized)	$ 8,323
Paid-in capital in excess of par value	158,195,188
Overdistributed net investment income	(638,383)
Accumulated net realized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions	2,272,859
Net unrealized depreciation on investments, futures contracts, swap contracts and foreign currencies	(50,961,502)
TOTAL NET ASSETS	$108,876,485
Shares Outstanding	8,323,434
Net Asset Value	$13.08

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report	19

Statement of operations (unaudited)

For the Six Months Ended March 31, 2009

INVESTMENT INCOME:
Interest	$ 4,181,692
Dividends	9,397
Total Investment Income	4,191,089
EXPENSES:
Investment management fee (Note 2)	440,805
Legal fees	47,523
Directors’ fees	38,044
Audit and tax	34,455
Shareholder reports	16,840
Stock exchange listing fees	11,276
Transfer agent fees	9,288
Custody fees	4,546
Insurance	2,181
Miscellaneous expenses	4,879
Total Expenses	609,837
NET INVESTMENT INCOME	3,581,252
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(2,650,243)
Futures contracts	6,176,630
Written Options	(376,910)
Swap contracts	(259,813)
Foreign currency transactions	(124,307)
Net Realized Gain	2,765,357
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(16,681,954)
Futures contracts	580,094
Written Options	54,193
Swap contracts	(4,052,126)
Foreign currencies	46,867
Change in Net Unrealized Appreciation/Depreciation	(20,052,926)
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	(17,287,569)
DECREASE IN NET ASSETS FROM OPERATIONS	$(13,706,317)

See Notes to Financial Statements.

20	Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report

Statements of changes in net assets

FOR THE SIX MONTHS ENDED MARCH 31, 2009 (unaudited) AND THE YEAR ENDED SEPTEMBER 30, 2008	2009	2008
OPERATIONS:
Net investment income	$ 3,581,252	$ 8,021,037
Net realized gain	2,765,357	1,143,974
Change in net unrealized appreciation/depreciation	(20,052,926)	(30,862,888)
Increase from payment by affiliate	—	349
Decrease in Net Assets From Operations	(13,706,317)	(21,697,528)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(3,296,080)	(7,949,598)
Net realized gains	—	(1,339,354)
Decrease in Net Assets From Distributions to Shareholders	(3,296,080)	(9,288,952)
DECREASE IN NET ASSETS	(17,002,397)	(30,986,480)
NET ASSETS:
Beginning of period	125,878,882	156,865,362
End of period*	$108,876,485	$125,878,882
* Includes overdistributed net investment income of:	$(638,383)	$(923,555)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report	21

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED SEPTEMBER 30, UNLESS OTHERWISE NOTED:

	2009[1]	2008[2]	2007[2]	2006[2]	2005[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$15.12	$18.85	$19.68	$19.47	$19.06 [4]
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.43	0.96	1.07	1.04	0.86
Net realized and unrealized gain (loss)	(2.07)	(3.57)	(0.45)	0.36	0.45
Total income (loss) from operations	(1.64)	(2.61)	0.62	1.40	1.31
LESS DISTRIBUTIONS FROM:
Net investment income	(0.40)	(0.96)	(1.31)	(1.07)	(0.85)
Net realized gains	—	(0.16)	(0.14)	(0.12)	—
Return of capital	—	—	—	—	(0.05)
Total distributions	(0.40)	(1.12)	(1.45)	(1.19)	(0.90)
NET ASSET VALUE, END OF PERIOD	$13.08	$15.12	$18.85	$19.68	$19.47
MARKET PRICE, END OF PERIOD	$11.00	$12.00	$16.91	$17.36	$17.16
Total return, based on NAV[5,6]	(10.88)%	(14.40)%[7]	3.21%	7.45%	7.06%
Total return, Based on Market Price[6]	(5.07)%	(23.67)%[7]	5.75%	8.46%	(9.82)%
NET ASSETS, END OF PERIOD (000s)	$108,876	$125,879	$156,865	$163,784	$162,066
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.09%[8]	1.06%	0.97%[9]	2.35%	1.65%[8]
Gross expenses, excluding interest expense	1.09 [8]	0.99	0.97 [9]	1.16	1.07 [8]
Net expenses	1.09 [8]	1.06 [10]	0.97 [9,11]	2.34 [11]	1.65 [8]
Net expenses, excluding interest expense	1.09 [8]	0.99 [10]	0.97 [9,11]	1.16 [11]	1.07 [8]
Net investment income	6.42 [8]	5.59	5.53	5.35	4.94 [8]
PORTFOLIO TURNOVER RATE	25%[12]	77%[12]	160%[12]	27%	46%

1	For the six months ended March 31, 2009 (unaudited).
2	Per share amounts have been calculated using the average shares method.
3	For the period October 26, 2004 (inception date) to September 30, 2005.
4	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
5

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.
8	Annualized.
9

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.97%.

10	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.
11	Reflects fee waivers and/or expense reimbursements.
12

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 70% for the six months ended March 31, 2009 and 205% and 197% for the years ended September 30, 2008 and 2007, respectively.

See Notes to Financial Statements.

22	Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to maintain a high level of current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective October 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                       Level 1 — quoted prices in active markets for identical investments

•                       Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                       Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report	23

Notes to financial statements (unaudited) continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	MARCH 31, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$112,594,017	$ 13,633	$112,411,213	$169,171
Other financial instruments*	(3,833,587)	1,043,988	(4,877,575)	—
Total	$108,760,430	$1,057,621	$107,533,638	$169,171
*	Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	INVESTMENTS IN SECURITIES
Balance as of September 30, 2008	$6,345,423
Accrued premiums/discounts	2,032
Realized gain (loss)	(7,818	)(1)
Change in unrealized appreciation (depreciation)	(1,907,741	)(2)
Net purchases (sales)	(563,461)
Transfers in and/or out of Level 3	(3,699,264)
Balance as of March 31, 2009	$169,171
Net unrealized appreciation (depreciation) for investments in securities still held at the reporting date	$(252,904	)(2)
(1)	This amount is included in net realized gain (loss) from investment.
(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or

24	Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report

foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For non-U.S. and foreign denominated futures held in the Fund, payment is not sent daily, but is recorded as a net payable or receivable by the Fund to or from the futures broker, which holds cash collateral from the Fund. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The Fund may enter into futures contracts for various reasons, including in connection with their interest rate management strategy. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in interest rates, if applicable. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report	25

Notes to financial statements (unaudited) continued

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices or securities. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

26	Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report

(g) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement, would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of value from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical price a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values particularly in relation to the notional amount of the contract, as well as the annual payment rate serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss on the Statement of Operations. A

Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report	27

Notes to financial statements (unaudited) continued

liquidation payment received or made at the termination of the swap is recognized as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Stripped securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Mortgage dollar rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a

28	Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report

mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report	29

Notes to financial statements (unaudited) continued

(l) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments may result in a lack of correlation between their credit ratings and values.

(m) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature, and the risk of loss of principal is greater.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(o) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as

30	Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report

amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. Effective February 3, 2009, Western Asset Management Company, Pte. Ltd. in Singapore (“Western Singapore”), serves as an additional subadviser to the Fund, under additional subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Singapore and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar-denominated debt securities. Western Singapore and Western Asset Limited do not receive any compensation from the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore and Western Asset Limited a subadvisory fee of 0.30% on assets managed by each subadviser.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report	31

Notes to financial statements (unaudited) continued

3. Investments

During the six months ended March 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

		U.S. GOVERNMENT &
	INVESTMENTS	AGENCY OBLIGATIONS
Purchases	$12,354,029	$62,925,083
Sales	12,949,393	62,733,346

At March 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 1,294,474
Gross unrealized depreciation	(48,415,661)
Net unrealized depreciation	$(47,121,187)

At March 31, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN
Contracts to Buy:
90-Day Eurodollar	4	6/09	$ 961,670	$ 989,000	$ 27,330
90-Day Eurodollar	65	9/10	15,939,318	15,987,563	48,245
U.S. Treasury 5-Year Notes	679	6/09	79,673,446	80,641,859	968,413
Net unrealized gain on open futures contracts					$1,043,988

At March 31, 2009, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN
Contracts to Buy:
Euro	887,923	$1,178,004	5/12/09	$8,743

During the six months ended March 31, 2009, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS/ NOTIONAL PAR ($)	PREMIUMS
Written options, outstanding September 30, 2008	8,200,249	$ 188,602
Options written	3,800,515	393,371
Options closed	(3,800,702)	(480,462)
Options expired	(8,200,062)	(101,511)
Written options, outstanding March 31, 2009	—	—

32	Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report

At March 31, 2009, the Fund had the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UNREALIZED DEPRECIATION
Interest Rate Swaps:
JPMorgan Chase Bank	$10,000,000	1/7/15	4.665%	6-Month LIBOR	$(1,244,717)
JPMorgan Chase Bank	18,000,000	12/7/14	4.655%	6-Month LIBOR	(2,214,965)
Barclay’s Capital Inc.	5,520,000	3/18/19	4.250%	3-Month LIBOR	(765,267)
Net unrealized depreciation on open swap contracts					$(4,224,949)

‡	Percentage shown is an annual percentage rate.

CREDIT DEFAULT SWAP ON CREDIT INDICES — SELL PROTECTION(1)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION
JPMorgan
Chase Bank (CDX
North America			2.750%
High Yield Index)	$2,945,000	6/20/12	quarterly	$(783,440)	$(122,071)	$(661,369)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

At March 31, 2009, the Fund held TBA securities with a total cost of $6,136,750.

4. Distributions subsequent to March 31, 2009

On April 13, 2009, the Fund announced a distribution in the amount of $0.0560 per share payable on April 24, 2009 to shareholders of record on April 17, 2009. On May 12, 2009, the Fund announced a distribution in the amount of $0.0560 per share payable on May 29, 2009 to shareholders of record on May 22, 2009.

Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report	33

Notes to financial statements (unaudited) continued

5. Recent accounting pronouncements

In March 2008, Financial Accounting Standards Board (“FASB”) issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

* * *

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ financial statement disclosures.

6. Special shareholder notice

On February 3, 2009, the Board of Directors of the Fund approved a tender offer for up to 20% of outstanding common shares at a price equal to at least 98% of the Fund’s net asset value per share on the date the tender offer expires. The commencement of the tender offer is conditioned upon the prior occurrence of certain events.

Under the terms of this tender offer, the Fund first must have a net asset value of at least $16.00 per share at the close of trading, on any full day of trading on the NYSE (the “Price Trigger”). If the Price Trigger is reached, the Fund would then conduct a tender offer for up to 20% of the then outstanding common shares at a price equal to at least 98% of the Fund’s net asset value per share on the date the tender offer expires, if during the twelve-week period immediately following achievement of the Price Trigger (the “Measurement Period”), common shares of the Fund have traded on the NYSE at an average discount from net asset value of more than 10% (computed by measuring the average discount based upon the Fund’s per share closing NAV and market price as of the last business day in each week during the Measuring Period). If at the conclusion of the Measuring Period the average discount is determined to be 10% or less, the Fund will not commence a tender offer and there will not be a new Measuring Period.

In announcing the terms of the tender offer, which were recommended by the Fund’s investment manager and subadviser, Legg Mason Partners Fund

34	Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report

Advisor, LLC, (“LMPFA”) and Western Asset Management Company (“WAM”), LMPFA and WAM cited the current difficult market environment for fixed income securities, particularly in light of the Fund’s variable rate mandate, and reiterated previous statements that the sale of significant portions of the Fund’s portfolio holdings in the current market environment would mean selling at unfavorable prices at or near a potential market bottom. The use of a price trigger is intended to allow an opportunity for liquidity to improve and the fixed income market to normalize so that any tender offer is conducted at a time when the Fund’s portfolio has appreciated. The Fund believes that conducting the tender offer at a price equal to at least 98% of net asset value would accommodate the interests of stockholders who seek an opportunity to dispose of their shares as well as stockholders who desire to remain stockholders of the Fund.

The tender offer will be made and stockholders will be notified in accordance with the requirements of the Securities and Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and other applicable rules and regulations, either by publication or mailing or both*.

The Board of Directors of the Fund has also approved Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) as a subadviser to the Fund under an additional sub-advisory agreements between Western Asset Management Company (“Western Asset”) and Western Singapore. Western Asset will supervise Western Singapore’s provision of services to the Fund. The appointment is effective as of February 3, 2009.

Western Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. The Western Singapore office is responsible, generally, for managing Asian (excluding Japan) fixed-income mandates, including the related portions of Western Asset’s broader portfolios, as well as servicing these relationships. It undertakes all investment-related activities including investment management, research and analysis, securities settlement, and client services.

While Western Asset will remain ultimately responsible for investment decisions relating to the Fund’s portfolio, Western Singapore will provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. The Fund’s current management fee remains unchanged. Western Asset and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc.

*           The tender offer described in this notice has not yet commenced. This notice is not an offer to purchase or a solicitation of an offer to sell shares of the Fund. An offer will be made only by an Offer to Purchase and the related Letter of Transmittal. The Offer to Purchase and the related Letter of Transmittal, when available, should be read by stockholders because they will contain important information. Stockholders may obtain free of charge, when available, the Offer to Purchase and Letter of Transmittal from the web site of the Securities and Exchange Commission (www.sec.gov). The Fund will also make available to its stockholders, without charge, the Offer to Purchase and Letter of Transmittal.

Western Asset Variable Rate Strategic Fund Inc. 2009 Semi-Annual Report	35

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset Variable Rate Strategic Fund, Inc.(the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) and Western Asset Management London (together with Western Asset, the “Subadviser”), on an annual basis. In response to a request by the Independent Directors, an in-person meeting of the Board was held on October 23, 2008 (the “Leadership Meeting”) with senior leadership of the Manager, the Subadviser and their corporate parent, Legg Mason, Inc. (“Legg Mason”) to discuss the investment advisory and other services provided to the Fund and other funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”). During this Leadership Meeting, information was presented to the Board regarding, among other things, the Subadviser’s economic and financial markets outlook and its investment strategies given that outlook. Additionally, the Board received information regarding recent organizational changes and the continuing financial and other resources available to the Legg Mason organization to support its activities in respect of the Legg Mason Closed-end Funds. At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2008, the Board, including the Independent Directors, considered and approved continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and the other Legg Mason Closed-end Funds (together with the information provided at the Leadership and Contract Renewal Meetings, the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager and Subadviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and the other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by each of the Manager and Subadviser.

36	Western Asset Variable Rate Strategic Fund Inc.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment advisory function being rendered by the Subadviser.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreements, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager at the Contract Renewal Meeting, the financial resources available to the Legg Mason organization.

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all leveraged closed-end global income

Western Asset Variable Rate Strategic Fund Inc.	37

Board approval of management and subadvisory agreements (unaudited) continued

funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Subadviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and its peer funds as selected by Lipper. The Performance Universe consisted of nine funds, including the Fund, for the 1- and 3-year periods ended June 30, 2008.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1- and 3-year periods ended June 30, 2008 was ranked ninth among the nine funds in the Performance Universe. In discussing the Fund’s performance, the Manager noted that the Subadviser assumed responsibility for the Fund in December 2005. The Manager noted further that the Fund’s variable rate mandate puts it at a disadvantage to the other funds in the Performance Universe, which do not have such a mandate. The Manager also noted that, under the market conditions in the past year, the Fund’s performance was affected negatively by an overweight exposure to the mortgage-backed sector, diversification into a number of non-agency issues and an emphasis on lower-quality credits and certain financial issuers. The Manager observed that the small number of funds in the Performance Universe, which included other funds managed by Western Asset, made meaningful comparisons difficult. The Board also considered the volatile market conditions during the past year and the Fund’s performance in relation to its benchmark(s) and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance did not support a decision against continuation of the Management Agreement and Sub-advisory Agreements for an additional period of one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser (the “Sub-Advisory Fee”) is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper for the 1-year period ended June 30, 2008. The Expense Universe consisted of the Fund and all other leveraged closed-end global income funds, as classified by Lipper. The Expense Universe consisted of four funds, including the Fund, with

38	Western Asset Variable Rate Strategic Fund Inc.

assets ranging from $33.1 million to $381.7 million. Only one of the Expense Universe funds was smaller than the Fund.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed that the Fund’s contractual Management Fee was ranked second among the four funds in the Expense Universe; the Fund’s actual Management Fee (i.e., giving in effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other in the Expense Universe funds) was ranked third among the funds in the Expense Universe; and the Fund’s actual total expenses were ranked second among the funds in the Expense Universe. The Fund’s contractual Management Fee was equal to and the Fund’s actual expenses were better than the median for the Expense Universe. The Board noted the small number of funds in the Expense Universe, which included other funds managed by Western Asset, made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received a profitability analysis of the Manager and its affiliates in providing services to the Fund for the fiscal years ended March 31, 2008 and March 31, 2007. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and was assured by the Manager at the Contract Renewal Meeting that there had been no

Western Asset Variable Rate Strategic Fund Inc.	39

Board approval of management and subadvisory agreements (unaudited) continued

significant changes in those methodologies since the report was rendered. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Sub-advisory Fee is paid by the Manager, not the Fund. The Board did not consider profitability to the Manager in providing services to the Fund to be such as to support a determination against continuation of the Management Agreement and Sub-Advisory Agreements in light of the nature, scope and quality of such services. However, the Board determined that profitability to the Manager merited continued monitoring at current levels, even though the profitability analysis presented to the Board indicated that profitability to the Manager had declined by 9 percent over the period covered by the analysis.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan. Any significant growth in its assets, therefore, generally would occur through appreciation in the value of the Fund’s investment portfolio. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund.

* * * * * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory

40	Western Asset Variable Rate Strategic Fund Inc.

Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Board approval of new non-U.S. sub-advisory agreement

An additional investment advisory arrangement between Western Asset and a non-U.S. affiliate of Western Asset was approved by the Board during 2008 prior to the Contract Renewal Meeting. In this regard, at an in-person meeting held on August 13, 2008 (the “August Board Meeting”), the Board, including the Independent Directors, approved a sub-advisory agreement (the “Non-U.S. Sub-Advisory Agreement”) between Western Asset and Western Asset Management Company Pte. Ltd. (Singapore) (the “Non-U.S. Subadviser”) for an initial term of two years. After that term, the Non-U.S. Sub-Advisory Agreement will continue in effect only so long as such continuance is approved annually by the Board of Directors, including a majority of the Independent Directors, or by the shareholders of the Fund. Prior to the August Board Meeting, the Board received information regarding the Non-U.S. Subadviser and its proposed role in the management of the Fund’s portfolio. At the August Board Meeting, the Manager and Western Asset made a presentation to the Board in support of their request and recommendation for approval of the Non-U.S. Sub-Advisory Agreement. The Manager noted that the Sub-Advisory Agreement authorizes Western Asset to retain, subject to the requirements of the 1940 Act, one or more subadvisers to manage all or a portion of the investment portfolio of the Fund so long as Western Asset supervises the activities of each such subadviser. The Manager advised the Board that Western Asset would remain the subadviser to the Fund with authority and responsibility for establishment of the investment strategies and program for the Fund and that the Manager and Western Asset would continue to be responsible for the conformity of portfolio investments with the Fund’s investment strategies and program. The Manager noted that there already was a high degree of integration of the advisory operations of Western Asset and the Non-U.S. Subadviser. Among other things, the Manager advised that all investment personnel of the Non-U.S. Subadviser reported, and would continue to report, to the Chief Investment Officer and Deputy Chief Investment Officer of Western Asset and that personnel of the Non-U.S. Subadviser, such as analysts, legal and compliance information technology and investment support personnel, also ultimately report to Western Asset’s department heads. The Non-U.S. Subadviser has been involved in the investment process relating to Western Asset’s general investment strategy development and in discussions relating to implementation of that strategy as members of the management team. The Non-U.S. Subadviser has access to Western Asset’s research and other resources. The Manager explained in support of its request and recommendation for approval of the Non-U.S. Sub-Advisory Agreement that the Non-U.S. Subadviser, among other things, would offer a local presence, along with trading and investment expertise, in its region and would be expected to provide related operational efficiencies.

Western Asset Variable Rate Strategic Fund Inc.	41

Board approval of management and subadvisory agreements (unaudited) continued

The Manager and Western Asset assured the Board that appointment of the Non-U.S. Subadviser would not result in any material change in the nature, scope or quality of investment advisory services. The Manager and the Fund’s Chief Compliance Officer also discussed the compliance program and policies and procedures of the Non-U.S. Subadviser with the Board and provided assurances that such program, policies and procedures satisfy applicable legal and regulatory requirements.

The Manager noted that the terms and conditions of the Non-U.S. Sub-Advisory Agreement are substantially the same as the terms and conditions of the existing Sub-Advisory Agreement and that Western Asset would be responsible for payment of the Non-U.S. Subadviser’s fees out of its fee. Therefore, the aggregate fees paid by the Fund for services contemplated by the Management and Sub-Advisory Agreements would not increase as a result of the approval of the Non-U.S. Sub-Advisory Agreement.

The Manager advised the Board that the transfer of responsibilities to the Non-U.S. Subadviser pursuant to the Non-U.S. Sub-Advisory Agreement would not constitute an “assignment” of the Management Agreement or Sub-Advisory Agreement, as defined in the 1940 Act, resulting in an automatic termination of the Agreement and would not be deemed a material amendment of the Management Agreement or Sub-Advisory Agreement requiring shareholder approval of the new Non-U.S. Sub-Advisory Agreement. The Manager undertook to obtain, and has obtained, an opinion of counsel to that effect from a law firm with significant expertise in 1940 Act matters.

The Board approved the new Non-U.S. Sub-Advisory Agreement based substantially upon the authority of Western Asset to appoint subadvisers under the existing Sub-Advisory Agreement; the assurances of the Manager and Western Asset that there would be no diminution in the nature, scope or quality of the investment advisory and other services provided to the Fund as a result of the new Non-U.S. Sub-Advisory Agreement; the absence of any increase in the aggregate fees paid by the Fund for services contemplated by the Management and Sub-Advisory Agreement; the assurances of the Manager and Western Asset that they would continue to be directly responsible for the Fund’s investment strategy and program and for supervision of the Non-U.S. Subadviser’s activities in furtherance of the Fund’s investment strategy and program; and the advice of the Manager and Western Asset and their counsel that the transfer of responsibilities to the Non-U.S. Subadviser pursuant to the Non-U.S. Sub-Advisory Agreement would not constitute an “assignment” and, therefore, would not cause a termination of the Management or Sub-Advisory Agreement or require Fund shareholder approval of the Non-U.S. Sub-Advisory Agreement under the 1940 Act. In approving the proposal, the Board considered its findings at its meeting held on November 13 and 14, 2007 in approving the continuation of the Management and Sub-Advisory Agreements for an additional period of one year, including its findings as to the nature, quality and scope of services provided to the Fund; the reasonableness of the aggregate

42	Western Asset Variable Rate Strategic Fund Inc.

fees paid by the Fund; whether economies of scale have been realized and are being shared appropriately with the Fund’s shareholders; and profitability of the Fund relationship to the Manager and its affiliates. The Board concluded, after considering relevant factors, including the factors described above, that the proposed Non-U.S. Sub-Advisory Agreement would not affect those prior findings and that approval of the Non-U.S. Sub-Advisory Agreement would be consistent with the interests of the Fund and its shareholders, and unanimously voted to approve the Agreement. The Independent Directors were represented by separate independent legal counsel in their consideration of the Non-U.S. Sub-Advisory Agreement and, prior to voting, discussed the proposed approval of the Non-U.S. Sub-Advisory Agreement in a private session with their independent legal counsel at which no representatives of the Manager, Western Asset or their affiliates were present.

Western Asset Variable Rate Strategic Fund Inc.	43

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Variable Rate Strategic Fund Inc. was held on February 20, 2009, for the purpose of considering and voting upon the following proposals: (i) the election of Directors; (ii) a stockholder proposal regarding open-ending or liquidating the Fund; and (iii) stockholder proposal regarding a self-tender offer. The following tables provide information concerning the matters voted upon at the Meeting:

(i) Election of directors

NOMINEES	VOTES FOR	VOTES WITHHELD
Carol L. Colman	6,485,554	1,569,612
Daniel P. Cronin	6,492,247	1,562,919

At March 31, 2009, in addition to Paolo M. Cucchi, William R. Hutchinson and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken, CFA

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

(ii) Stockholder proposal regarding open-ending or liquidating the fund

VOTES FOR	VOTES AGAINST	ABSTAIN
2,634,493	3,202,713	81,286

(iii) Stockholder proposal regarding a self-tender offer

VOTES FOR	VOTES AGAINST	ABSTAIN
2,476,077	3,354,595	87,821

44	Western Asset Variable Rate Strategic Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST, as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in noncertificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

Western Asset Variable Rate Strategic Fund Inc.	45

Dividend reinvestment plan (unaudited) continued

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets. Investors will be subject to income tax on amounts reinvested under the plan.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

46	Western Asset Variable Rate Strategic Fund Inc.

Western Asset Variable Rate Strategic Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi	Subadvisers
Leslie H. Gelb	Western Asset Management Company
R. Jay Gerken, CFA	Western Asset Management Company Limited
Chairman	Western Asset Management Company Pte. Ltd. in Singapore
William R. Hutchinson
Riordan Roett	Custodian
Jeswald W. Salacuse	State Street Bank and Trust Company
1 Lincoln Street
Officers	Boston, Massachusetts 02111
R. Jay Gerken, CFA
President and Chief Executive Officer	Transfer agent
American Stock Transfer & Trust Company
Kaprel Ozsolak	59 Maiden Lane
Chief Financial Officer and Treasurer	New York, New York 10038

Ted P. Becker	Independent registered public accounting firm
Chief Compliance Officer	KPMG LLP
345 Park Avenue
Robert I. Frenkel	New York, New York 10154
Secretary and Chief Legal Officer
Legal counsel
Thomas C. Mandia	Simpson Thacher & Bartlett LLP
Assistant Secretary	425 Lexington Avenue
New York, New York 10017
Steven Frank
Controller	New York Stock Exchange Symbol
GFY
Albert Laskaj
Controller

Western Asset Variable Rate Strategic Fund Inc.
55 Water Street
New York, New York 10041

Western Asset Variable Rate Strategic Fund Inc.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Variable Rate Strategic Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WAS04036 5/09 SR09-800

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

Item 4.	Principal Accountant Fees and Services

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an SEMI-ANNUAL report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not Applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Variable Rate Strategic Fund Inc.

Date:	June 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken`
Chief Executive Officer of
Western Asset Variable Rate Strategic Fund Inc.

Date:	June 3, 2009

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Western Asset Variable Rate Strategic Fund Inc.

Date:	June 3, 2009